UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2005


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

            0-18292                                    51-2152284
   (Commission File Number)                (IRS Employer Identification No.)

1117 PERIMETER CENTER WEST, SUITE N415                   30338
         ATLANTA, GEORGIA                              (Zip Code)
   (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 2.01.     COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On November 17, 2005, Charys Holding Company, Inc. (the "Registrant") closed a Stock Purchase Agreement (the "Agreement") having an effective date of November 1, 2005 with New Viasys Holdings, LLC, a Delaware limited liability company (the "Seller") which is the owner of Viasys Network Services, Inc. a Florida corporation ("Viasys 2") and Viasys Services, Inc., a Florida corporation ("Viasys 3"). Viasys 2 and Viasys 3 are hereinafter referred to as the Company. A copy of the Agreement is filed as an exhibit to this Current Report.

     Subject to the terms and conditions of the Agreement, the Seller sold, and the Registrant purchased from the Seller, all of the issued and outstanding shares of the capital stock of the Company (collectively, the "Shares").

     The Base Purchase Price for the Shares was the sum of (a) the unaudited book value of the net assets of the Company as of August 31, 2005 as reflected on Schedule 1.3 to the Agreement (the "Unaudited Net Assets") which is $1,866,284.00 plus (b) four million dollars ($4,000,000). The Unaudited Net Assets excludes (i) certain of the net assets associated with the Company's contract with the Commonwealth of Virginia contract number C00016042T01 (the "VA Job") described on Schedule 1.3(a) of the Agreement, and (ii) the debt owed to the Seller by the Company in the amount of $6,399,755.00.

     The Base Purchase Price was paid at Closing as follows: Cash in the amount of $2,366,284.00 which represents the value of the Unaudited Net Assets as shown on Schedule 1.3, plus five hundred thousand dollars ($500,000); a subordinated secured promissory note in the original principal amount of three million five hundred thousand dollars ($3,500,000), in the form set forth in Schedule 1.3.1 to the Agreement (the "Note"). The Note bears interest at the rate of eight percent (8%) per annum and is payable in installments as follows: the principal amount of one million dollars ($1,000,000), plus accrued interest, shall be due six (6) months after the Closing Date; the principal amount of five hundred thousand dollars ($500,000), plus accrued interest, shall be due nine (9) months after the Closing Date; the principal amount of five hundred thousand dollars ($500,000), plus accrued interest, shall be due twelve (12) months after the Closing Date; and the principal amount of one million five hundred thousand dollars ($1,500,000), plus accrued interest, shall be due fifteen (15) months after the Closing Date. The Note is secured by the collateral described in
Schedule 1.3.1(a) pursuant to the Security Agreement, a form of which is set forth as Schedule 1.3.1(b) to the Agreement.

     Shares of common stock of the Registrant having a Market Price as defined in the Agreement of five hundred thousand dollars ($500,000) on the Closing Date (the "Charys Shares") were placed in escrow pursuant to the Escrow Agreement set forth in Schedule 1.3.2 to the Agreement which among other matters customary to escrow agreements provides for the release of the Charys Shares upon payment of the final installment of principal and interest on the Note. In the event that the Charys Shares are released to the Seller, the Registrant agrees to promptly register the Charys Shares under the Securities Act of 1933, as amended, for resale by the Seller.

     As soon as practicable but in no event later than ninety (90) days after the Closing Date (the "Post Closing Determination Date"), the Seller shall deliver to the Registrant audited balance sheets of the Company as of the close of business on October 31, 2005, which shall be certified to by Deloitte & Touche LLP, or any other accounting firm selected by the Seller and reasonably acceptable to the Registrant, in accordance with GAAP (the "Post Closing Audit"). The Post Closing Audit shall be final and binding on the parties the Agreement and the net assets reflected on the Post Closing Audit (total assets reported on the balance sheet less total liabilities reported on the balance sheet) shall be the Audited Net Assets. The Registrant shall afford to the Seller and its accountants and other authorized representatives reasonable access during business hours to the Company's facilities, properties, books and records in order to conduct the Post Closing Audit.

     The "Settlement Amount" for the First Adjustment to Base Purchase Price shall be equal to the difference between the value of the Unaudited Net Assets and the Audited Net Assets, excluding (i) certain of the net assets associated with the VA Job and (ii) the debt owed to the Seller by the Company in the amount of $6,572,103.00.

     In  the  event  the  Audited  Net Assets are greater than the Unaudited Net
Assets, the cash portion of the Base Purchase Price shall be increased accordingly (the "Increased Cash Portion of the Base Purchase Price") and the Registrant shall pay to the Seller the Increased Cash Portion of the Base Purchase Price in cash within ten (10) business days of the Post Closing Determination Date. In the event the Audited Net Assets are less than the


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
Unaudited Net Assets, the Base Purchase Price shall be reduced accordingly (the "Reduced Cash Portion of the Base Purchase Price") and the Seller shall pay to the Registrant the amount of the Reduced Cash Portion of the Base Purchase Price in cash within ten (10) business days of the Post Closing Determination Date or the Seller shall have the right to set off the Reduced Cash Portion of the Base Purchase Price against amounts due on the Note in reverse order of maturity.

     The Seller shall have the right to receive an additional payment (the "Earn Out") based on the formula set forth in Schedule 1.5 to the Agreement.

     The Company is party to a contract with the Commonwealth of Virginia Department of Transportation for the VA Job. At Closing, the Seller and the Registrant shall enter into an agreement, in the form attached the Agreement as
Exhibit 7.17 (the "Management Agreement") which will provide that the first $6,572,103 of Proceeds from the VA Job, as defined in the Management Agreement to be paid to the Seller in satisfaction of its note payable to the Seller from the Company reflected in the Financial Statements (as defined in Section 2.9), and which will further provide the Seller as additional purchase price all future payments from the VA Job, with the balance of the Proceeds from the VA Job to be applied as set forth in the Management Agreement.

     The Registrant's board of directors determined that the terms of the acquisition are reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the acquisition were fair from a financial point of view.

ITEM 9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Business  Acquired.

     It is not practicable to file the required historical financial statements of the Company at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)     Pro  forma  financial  information.

     It is not practicable to file the required pro forma financial information at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable.

     (c)     Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.                       IDENTIFICATION OF EXHIBIT
-----------                       -------------------------
   10.1 Stock Purchase Agreement having an effective date of November 1, 2005, by and between the Registrant and New Viasys Holdings, LLC.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 18, 2005.          CHARYS HOLDING COMPANY, INC.


                                   By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer


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